                                                                   EXHIBIT 10.02

           THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON THE
                   EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                 TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT

Warrant No. 129906                                    Number of Shares:  25,000
                                                       (subject to adjustment)
Date of Issuance: December 29, 1999

                                   ESAT, INC.

                          Common Stock Purchase Warrant

                         (Void after December 29, 2004)

      eSat, Inc., a Nevada corporation (the "Company"), for value received, hereby certifies that Grayson & Associates, Inc. or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before December 29, 2004 at not later than 5:00 pm at Fountain Valley, California, 25,000 shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Company. The shares purchasable upon exercise of this Warrant, and the Purchase Price per share (defined below), each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

      1.    Exercise.

            a. This Warrant may be exercised on or before the expiration date of December 29, 1999 by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. For purposes hereof, the Purchase Price per share shall be $3.139.

            b. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Registered Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Registered Holder the number of shares of Common Stock computed using the following formula:

                          Y (A-B)
               X =        -------
                             A

                  Where X =   the number of shares of Common Stock to be issued
                              to the Registered Holder

                        Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                        A = the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                        B = Purchase Price (as adjusted to the date of such calculation)

      For purposes of the above calculation, if the Common Stock is listed or quoted on a national securities exchange, the Nasdaq Stock Market, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of the Common Stock shall be deemed to be the average of the last reported sales price per share of Common Stock thereon for the five trading days immediately preceding the Exercise Date; provided, however, that if no such price is reported during such five-day period, or if the Common Stock is not listed or quoted on a national securities exchange, the Nasdaq Stock Market, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Fair Market Value per share of Common Stock shall be the amount next determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company), (B) the Board of Directors shall make such a determination within 10 days of a request by the Registered Holder that it do so, and (C) the exercise of this Warrant pursuant to subsection 1.b. shall be delayed until such determination is made.

            c. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsections 1.a. and 1.b. above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1.d. below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

            d. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                  (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

                  (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise (and in the case of exercise under the net exercise provision of Subsection 1.b., minus the number of shares underlying the Warrant which were surrendered in accordance therewith).

      2.    Adjustments.

            a. If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. In the event of a financing of the Company within 2 years of the date of this warrant, for a consideration per share on a fixed price or a formula basis, less than the Purchase Price, the Purchase Price of any shares not yet exercised under this warrant shall be reduced to such fixed price or an approximation at the date of the financing of the common stock equivalent to the formula price. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

            b. If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2.a. above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

            c. When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2.a or b. above.

            d. In the event that the Company shall make any distribution of its assets upon or with respect to its Common Stock, as a liquidating or partial liquidating dividend, or other than as a dividend payable out of earnings or any surplus legally available for dividends under the laws of the state of incorporation of the Company, the Registered Holder shall be entitled to receive upon exercise of this Warrant the amount of such assets (or, at the option of the Company, an amount equal to the value thereof at the time of distribution, as determined by the Company's Board of Directors in its sole discretion) which would have been distributed to such Registered Holder if it had exercised its right to exercise immediately prior to the record date for such distribution or, in the absence of a record date, immediately prior to the date of such distribution.

      3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock. For purposes hereof, Fair Market Value shall be determined as set forth in subsection 1.b. above.

      4.    Requirements for Transfer.

            a. This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

            b. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a partnership to a partner of such partnership, a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, if the transferee agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act.

            c. Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

                            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered or qualified under such Act, or applicable state securities laws, or an exemption is available therefrom and established satisfactory to the Company.

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

      5.    Company Registration.

            a. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction under Rule 145, or a registration on any registration form that does not permit secondary sales, the Company will:

                  (i) promptly give to each Registered Holder written notice thereof; and

                  (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 6.b. below, and in any underwriting involved therein, all the Warrant Shares specified in a written request or requests, made by any Registered Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is received by the Registered Holder. Such written request may specify all or a part of a Holder's Warrant Shares.

            b. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Registered Holders as a part of the written notice given pursuant to
Section 6.a. In such event the right of any Registered Holder to registration pursuant to this Section 6 shall be conditioned upon such Registered Holder's participation in such underwriting and the inclusion of such Registered Holder's Warrant Shares in the underwriting to the extent provided herein. All Registered Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Notwithstanding any other provision of this Section 6, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Warrant Shares from, or limit the number of Warrant Shares to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Warrant Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

      6.    The Company Covenants.

            a. In the event of a registration pursuant to the provisions of Sections 5, the Company shall use all reasonable efforts to cause the Warrant Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Registered Holder may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section 7.a. in which it is not otherwise required to qualify to do business.

            b. The Company shall notify the Registered Holder promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

            c. The Company shall advise the Registered Holder, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement, or the initiation or threatening of any proceeding for that purpose, and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

            d. The Company shall promptly notify the Registered Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of each Registered Holder prepare and furnish to them such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Warrant Shares or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

            e. If requested by the underwriter for any underwritten offering of Warrant Shares on behalf of the Registered Holder pursuant to a registration requested under Sections 5, the Company and the Registered Holder will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the Company, the Registered Holder, and the underwriter, and such agreement shall contain such representations and warranties by the Company and each Registered Holder and such other terms and provisions as are customarily contained in an underwriting agreement with respect to secondary distributions solely by selling stockholders, including, without limitation, indemnities substantially to the effect and to the extent provided in Section 8.

      To the extent requested by the underwriter, the Registered Holder agrees not to sell or otherwise transfer or dispose of any Warrant Shares held by it during the period commencing on its receipt of written notice from the Company of such underwritten public offering and ending 180 days following the effective date of a registration statement of the Company filed under the Act in connection with such firmly underwritten public offering of the Company's Common Stock, provided that all executive officers and directors of the Company enter into similar agreements.

      7.    Indemnification: Miscellaneous Operative Provisions.

            a. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Registered Holder, its respective officers, directors, partners, employees, agents, shareholders and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 8, but not be limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), arising out of, based upon, or in connection with any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented) or any amendment or supplement thereto, relating to the sale of any of the Warrant Shares, or (B) in any application or other document or communication (in this Section 8 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Warrant Shares under the securities or blue sky laws thereof or filed with the Commission, the Nasdaq Stock Market or any securities exchange, or (C) in any reports or documents filed under the Exchange Act; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless (x) such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Registered Holder for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (y) such loss, liability, charge; claim, damage or expense arises out of the Registered Holder's failure to comply with the terms and provisions of this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

            If any action is brought against the Registered Holders or any of their respective officers, directors, partners, employees, agents, shareholders, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure to so notify shall not relieve the Company from any liability other than pursuant to this Section 8.a. unless, the failure to so notify shall prejudice any rights or defenses with respect to such claim) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) provided that the indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless:

                  (i) the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action; or

                  (ii) such indemnified party or parties shall have reasonably concluded, based on an opinion of counsel, that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any material respect, and that as a result thereof a conflict of interest would arise absent separate representation of the parties.

In the event of clauses (i) or (ii) above, such fees and expenses shall be born by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this
Section 8 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action affected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder in which any indemnified party is or could have been a party unless such settlement compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify each Registered Holder of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Warrant Shares or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Warrant Shares.

            b. Each Registered Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Warrant Shares by the Registered Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Registered Holder in Section 8.a. but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented) or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Registered Holder by or on behalf of the Registered Holder, expressly for inclusion in any registration statement, preliminary or final prospectus, or application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Registered Holder pursuant to this Section 8.b., the Registered Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 8.a.

            c. If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

            d. In the event of a breach by any party of its obligations under this Warrant, the other party, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. Such rights shall be in addition to, and not in lieu of, the Registered Holder's right to receive monetary damages.

            e. The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, unless such amendment, modification or supplement is in writing and signed by the parties hereto.

            f. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, reputable overnight courier, registered first-class mail, telex, or telecopied, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 8.f.

                  (i)   if to the Company:

                        eSat, Inc.
                        165 Harbor Blvd., Bldg. G
                        Fountain Valley,  CA   92708
                        Attention:   Chief Executive Officer
                        Telephone:   (714) 418-3200
                        Facsimile:   (714) 418-3220

                  (ii) if to the Registered Holder at the address specified from time to time by the Registered Holder.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered or by reputable overnight courier; three business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged, if telecopied.

            g. The Registered Holder shall cooperate in all reasonable respects with the filing of the registration statement contemplated hereby. Without limiting the foregoing, the Registered Holder shall furnish to the Company (or any regulatory authority) such written information and representations that the Company may reasonably request in order to facilitate any registration of the Warrant Shares hereunder.

      8. No Impairment. The Company will not, by amendment of its charter documents or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

      9.    Notices of Record Date, Etc. In case:

            a. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

            b. of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer or series of transfers of at least 30% of the assets of the Company; or

            c. of the voluntary or involuntary dissolution, spin-off, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, -transfer, dissolution, liquidation or winding-up.

Such notice shall be mailed at least twenty (20) days prior to the record date or effective date for the event specified in such notice.

      10. Reservation of Shares. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

      11. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof; issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, representing in the aggregate on the face or faces thereof for the number of shares of Common Stock represented for on the face or faces of the Warrant or Warrants so surrendered.

      12. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an unsecured indemnity agreement in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant the Company will issue, in lieu thereof, a new Warrant of like tenor.

      13.   Transfers, etc.

            a. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

            b. Subject to the provisions of Section 4 hereof; this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

            c. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      14. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

      15. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

      16. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

      17. Governing Law. This Warrant will be governed by and construed in accordance with the laws of the State of California.



                               ESAT, INC

                               By  /s/ MICHAEL C. PALMER
                                   -------------------------------------
                                   Chief Executive Officer and Secretary

                               Print Name and Title

[Corporate Seal]

ATTEST:

----------------------


NOTE: ESAT ISSUED SEVEN (7) WARRANT AGREEMENTS FOR A TOTAL OF 159,286 SHARES OF COMMON STOCK.

                                                                      EXHIBIT I

                                  PURCHASE FORM

To: ________________________                     Dated: _______________________

      The undersigned, pursuant to the provisions set forth in the attached Warrant (No.______), hereby irrevocably elects to purchase ___________ shares of Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________ representing the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of $_____________ in lawful money of the United States.

                                     Signature:
                                                --------------------------
                                     Address:
                                             -----------------------------


                                             -----------------------------

                                                                      EXHIBIT II

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED,_______________________________________________________

hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No.____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee              Address                             No. of Shares




Dated: ______________                         Signature: ______________________

Dated: ______________                         Signature: ______________________